                                                                 EXHIBIT 99.2

                ITW CONFERENCE CALL - SECOND QUARTER 2003

ITW Agenda

1.  Introduction..............John Brooklier

2.  Financial Overview........Jon Kinney

3.  Manufacturing Segments....John Brooklier

4.  Forecast..................Jon Kinney

5.  Q and A...................Kinney/Brooklier

ITW Forward-Looking Statements

Statements  regarding the company's earnings  estimates contain  forward-looking statements within the meaning of the private securities Litigation Reform act of
1995,  including,  without limitation,  statements  regarding the company's 2003 forecasts.  These  statements are subject to certain risks,  uncertainties,  and other factors,  which could cause actual results to differ materially from those anticipated,  including, without limitation, the following risks:1)a downturn in the construction,  automotive,  general industrial,  food service and retail, or real estate  markets;  2)deterioration  in global and  domestic  businesses  and economic  conditions,  particularly in North America, the European community and
Australia;  3) the unfavorable  impact of foreign currency  fluctuations;  4) an interruption  in , or reduction in,  introducing new products into the Company's product lines;  and 5)an  unfavorable  environment  for making  acquisitions  or dispositions,  domestic  and  international,  including  adverse  accounting  or regulatory requirements and market value of candidates.

Conference Call Playback

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ITW Quarterly Highlights

                                        2002        2003      F(U) Last Year
                                                              --------------
                                         Q2          Q2       Amount      %
                                      --------    --------    ------   ------
Operating Revenues                     2,434.6     2,564.0     129.4     5.3%
Operating Income                         429.0       454.1      25.1     5.9%
   % of Revenues                          17.6%       17.7%      0.1%

Income From Continuing Operations
   Income Amount                         265.2       284.0      18.8     7.1%
   Income Per Share-Diluted               0.86        0.92      0.06     7.0%

Average Invested Capital               6,500.5     6,698.2     197.7     3.0%
Return on Invested Capital                17.0%       17.6%      0.6%

Free Cash                                229.0       217.7     (11.3)   -4.9%

ITW Quarterly Operating Analysis

                                    Revenue       Income         Margins
                                   ---------     ---------      ---------
Base Manufacturing Business
   Operating Leverage                 -4.4%       -10.8%         -1.2%
   Non Volume Related                               2.5%          0.4%
                                      -----        -----         -----
     Total                            -4.4%        -8.3%         -0.8%

Acquisitions / Divestitures            2.1%         1.1%         -0.1%

Translation                            6.2%         5.6%         -0.1%

Restructuring                                       1.1%          0.2%

Leasing and Investments                1.0%         6.4%          0.9%

Other Revenue                          0.4%                       0.0%
                                      -----        -----         -----
Total                                  5.3%         5.9%          0.1%
                                      =====        =====         =====

ITW Leasing and Investment

                             2002           2003            F(U) Last Year
                            -----           -----       ---------------------
                              Q2             Q2          Amount          %
                            -----           -----        ------         ----
Operating Revenues           40.5            65.8         25.3         62.5%

Operating Income             24.5            52.1         27.6        112.7%

Operating Margins            60.5%           79.2%        18.7%

ITW Non Operating and Taxes

                                         2002       2003     F(U) Last Year
                                                             ---------------
                                          Q2         Q2      Amount       %
                                         ------    ------    ------   ------
Operating Income                          429.0     454.1     25.1     5.9%

   Interest Expense                       (18.4)    (19.1)    (0.7)
   Other Income (Expense)                   2.1       2.0     (0.1)
                                          -----     -----     ----     ----
Income From Continuing Operations-P/T     412.6     436.9     24.3     5.9%

   Income Taxes                           147.4     152.9      5.5
   % to Pre Tax Income                     35.7%     35.0%     0.7%

Income From Continuing Operations-A/T     265.2     284.0     18.8     7.1%
                                          =====     =====      ===     ====

ITW Invested Capital

                                   6/30/02     12/31/02    6/30/03
                                   -------     -------     -------
Trade Receivables                  1,584.8     1,500.0     1,709.7
   Days Sales Outstanding             58.6        55.6        60.0
Inventories                          957.5       962.7     1,011.7
   Months on Hand                      1.8         1.8         1.8
Other Current Assets                 225.3       354.3       367.0
Accounts Payable and Accruals     (1,319.4)   (1,445.6)   (1,414.5)
                                   -------     -------     -------
Operating Working Capital          1,448.2     1,371.4     1,673.9
   % to Revenue(Prior 4 Qtrs.)         16%         14%         17%
Net plant and Equipment            1,633.5     1,631.2     1,703.5
Investments, net of  L+I Debt        617.5       622.3       655.4
Goodwill                           2,315.5     2,394.5     2,484.3
Other net                            605.3       383.9       345.1
                                   -------     -------     -------
Invested Capital                   6,620.0     6,403.3     6,862.2
                                   =======     =======     =======

ITW Debt and Equity

                                   6/30/02     12/31/02    6/30/03
                                   -------     -------     -------
Total Capital
   Short Term Debt                   171.3       121.6       116.8
   Long Term Debt                  1,485.1     1,460.4     1,446.0
                                   -------     -------     -------
     Total Debt                    1,656.4     1,582.0     1,562.8
   Stockholders Equity             6,260.3     6,649.0     7,295.3
                                   -------     -------     -------
     Total Capital                 7,916.7     8,231.0     8,858.1
   Less:
     Leasing and Investment Debt    (811.4)     (770.1)     (761.8)
     Cash                           (485.3)   (1,057.7)   (1,234.1)
                                   -------     -------     -------
Net Debt and Equity                6,620.0     6,403.2     6,862.2
                                   =======     =======     =======

Debt to Total Capital                 21%         19%         18%
                                   =======     =======     =======
Debt to Total Capital (x L+I)         13%         11%         11%
                                   =======     =======     =======

ITW Cash Flow

                                           2002     2003
                                            Q2       Q2
                                           -----    -----
Net Income                                 267.5    276.1
   Adjust for Non-Cash Items                28.7     49.8
   Changes in Operating Assets and Liab.   (14.9)   (49.6)
                                           -----    -----
Net Cash From Operating Activities         281.3    276.3

   Additions to Plant and Equipment        (68.6)   (66.0)
   Proceeds from investments                16.3      7.4
                                           -----    -----
Free Cash                                  229.0    217.7

   Acquisitions                            (56.6)   (59.5)
   Investments                             (60.4)   (11.7)
   Dividends                               (67.4)   (70.5)
   Debt                                    116.2     (6.5)
   Other                                    43.6     39.0
                                           -----    -----
Net Cash Increase(Decrease)                204.4    108.5
                                           -----    -----

ITW Return on Invested Capital

                                         2002         2003          F(U)
Current Quarter                           Q2           Q2         Prior Yr.
                                        -------     -------       --------
Operating Income after taxes             275.8        295.1         19.3
  Operating Margins                       11.3%        11.5%         0.2%
Average Invested Capital               6,500.5      6,698.2        197.7
  Capital Turnover                         1.50         1.53         0.03
Return on Average Invested Capital        17.0%        17.6%         0.6%
                                        =======      =======      =======

                                          2002        2003          F(U)
Year to Date                               Q2          Q2         Prior Yr.
                                        -------     -------       --------
Operating Income after taxes             480.3        503.8         23.5
  Operating Margins                       10.4%        10.3%        -0.1%
Average Invested Capital               6,626.1      6,632.8          6.7
  Capital Turnover                         1.40         1.47         0.07
Return on Average Invested Capital        14.5%        15.2%         0.7%
                                        =======      =======      =======

ITW Acquisitions
                                                 2002                 2003
                                      --------------------------   ----------
                                       Q1     Q2      Q3     Q4     Q1    Q2
                                      ----   ----    ----   ----   ----  ----
Annual Revenues Acquired               31     59      33     72     49    35
                                      ====   ====    ====   ====   ====  ====
Purchase Price
   Cash Paid                           35     57      14     82     44    30
   Stock Issued                         -      -       -      -      -     -
                                      ----   ----    ----   ----   ----  ----
     Total                             35     57      14     82     44    30
                                      ====   ====    ====   ====   ====  ====
Number of Acquisitions
   North America
     Engineered Products               2      1       1       1      1     -
     Specialty Systems                 -      2       1       2      -     2
   International
     Engineered Products               1      2       1       -      -     1
     Specialty Systems                 2      2       2       1      7     3
                                      ----   ----    ----   ----    ----  ----
   Total                               5      7       5       4      8     6
                                      ====   ====    ====   ====    ====  ====

Key Economic Data

June 2003 ISM: 49.8% is slightly better than 46.2% in March...but still under 50
"growth/no growth"

US Industrial  Production (ex.  Tech.):  -1.7% in June 2003 compared to -0.6% in
March 2003

Euro-Zone Industrial  Production Index: 46.4% in June 2003 versus 48.4% in March
2003

ITW Engineered Products - North America

                            2002           2003          F(U) Last Year
                                                        ------------------
                             Q2             Q2          Amount          %
                           -----          -----         -----        -----
Operating Revenues         805.8          781.7         (24.1)       -3.0%

Operating Income           155.3          133.3         (22.0)      -14.2%

Operating Margins           19.3%          17.1%         -2.2%

Engineered Products - North America
Quarterly Analysis

                                  % F(U) Prior Year
                            ---------------------------------------
                            Operating     Operating      Operating
                             Revenue       Income         Margins
                            --------      --------       --------
Base Business
   Operating Leverage         -6.5%        -14.1%          -1.6%
   Non Volume Related                        2.2%           0.5%
                              -----         -----          -----
     Total                    -6.5%        -11.9%          -1.1%

Acquisitions/Divestitures      3.3%          0.0%          -0.6%

Translation                    0.2%         -0.3%          -0.1%

Restructuring                               -2.0%          -0.4%
                              -----         -----          -----
Total                         -3.0%        -14.2%          -2.2%
                              =====        ======          =====

Engineered Products - North America
Key Points

ITW construction base revenues: -6% for Q2
     -Commercial construction: -8% to -10%
     -New housing: -3%
     -Renovation/rehab: +10%

Commercial   construction  bouncing  along  the  bottom...but  not  expected  to materially improve in 2003

New housing starts expected to decline 3% to 4% in 2003

Renovation/rehab grew 10% in Q2; sales look stable to FY 2003

Auto base revenues: -7% for Q2

Big 3 build rates: -11% for Q2
-  GM: -11%
-  Ford: -13%
-  Chrysler: -8%

ITW estimate for Q3 builds: -10%; Wards: -7%

ITW FY 2003 estimate: -8%; Wards: -6%

June Big 3 inventories:  70  days...better  than 81 days on hand in March and 97 days in January

ITW Engineered Products - International

                        2002    2003          F(U) Last Year
                                         ---------------------
                         Q2      Q2         Amount         %
                       -----    -----    -----------   -------
Operating Revenues     391.6    470.5         78.9       20.1%

Operating Income        58.6     68.1          9.5       16.2%

Operating Margins       15.0%    14.5%        -0.5%

Engineered Products - International
Quarterly Analysis

                                   % F(U) Prior Year
                          ------------------------------------------
                             Operating     Operating     Operating
                              Revenue       Income        Margins
                             --------      --------      --------
Base Business
   Operating Leverage            1.5%         3.9%         0.4%
   Non Volume Related                       -11.0%        -1.6%
                                -----        -----        -----
     Total                       1.5%        -7.1%        -1.2%

Acquisitions/Divestitures        0.9%         0.8%         0.0%

Translation                     17.7%        21.8%         0.6%

Restructuring                                 0.7%         0.1%
                                -----        -----        -----
Total                           20.1%        16.2%        -0.5%
                                =====        =====        =====

Engineered Products - International
Key Points

Construction base revenues: +1% in Q2
-  Europe: +2% growth (strength in UK, France and Italy)
-  Australia: -1% (slowing new housing and commercial activity)
-  Wilsonart International: +6% (activity in China)

Automotive base revenues: +3% in Q2
-  Builds: -1% in Q2
-  GM: +10%; Citroen-Peugeot +7%; Ford: +1%; BMW: -4%; Daimler/Chrysler: -3%
-  Forecasting FY 2003 builds to be: -2%/-3%

ITW Specialty Systems - North America

                          2002         2003          F(U) Last Year
                                                    -----------------
                           Q2           Q2          Amount          %
                         -----        -----         ------     ------
Operating Revenues       871.9        832.4         (39.5)      -4.5%

Operating Income         137.1        142.7           5.6        4.1%

Operating Margins         15.7%        17.1%          1.4%

Specialty Systems - North America
Quarterly Analysis

                                    % F(U) Prior Year
                          ------------------------------------------

                            Operating     Operating     Operating
                             Revenue       Income        Margins
                             --------     --------      --------
Base Business
   Base Operating Leverage    -5.8%        -15.7%        -1.6%
   Base Non Volume                          11.8%         1.9%
                              -----         -----        -----
     Total                    -5.8%         -3.9%         0.3%

Acquisitions / Divestitures    0.9%          1.1%         0.0%

Translation                    0.4%          0.1%        -0.1%

Restructuring                                6.8%         1.2%
                              -----         -----        -----
Total                         -4.5%          4.1%         1.4%
                              =====         =====        =====

Specialty Systems - North America
Key Points

Food Equipment base revenues: -9% in Q2; restaurants and supermarkets still weak

Food  Equipment op. income +22% and margins  improve +400 basis points in Q2 due to 80/20 programs

Industrial  packaging:  Signode  -7% base  revenues...consumables  continue  to outperform "cap ex" machinery

Welding base revenues: -2% in Q2

Finishing base revenues: -7% in Q2

ITW Specialty Systems - International

                          2002           2003           F(U) Last Year
                                                      -----------------
                           Q2             Q2          Amount          %
                         ------         ------        ------     ------
Operating Revenues        425.4          498.7         73.3       17.2%

Operating Income           53.4           57.8          4.4        8.2%

Operating Margins          12.6%          11.6%        -1.0%

Specialty Systems - International
Quarterly Analysis

                                          % F(U) Prior Year
                               -------------------------------------------
                                 Operating     Operating      Operating
                                   Revenue       Income         Margins
                                 ---------     ---------      ---------
Base Business
   Base Operating Leverage         -3.5%        -10.6%          -0.9%
   Base Non Volume                               -4.7%          -0.6%
                                   ------       ------          ------
     Total                         -3.5%        -15.3%          -1.5%

Acquisitions/Divestitures           3.1%          5.3%           0.3%

Translation                        17.6%         21.9%           0.7%

Restructuring                                    -3.7%          -0.5%
                                   ------       ------          ------
Total                              17.2%          8.2%          -1.0%
                                  ======        ======          ======

Specialty Systems - International
Key Points

Total packaging: -2% base revenues in Q2

Signode led the way for industrial packaging:
    -Europe: -3%
    -Asia/Pacific: +12%
      - growth due to consumables rather than machinery

Food Equipment:  base revenues  -1%...but op.  income/margins  up  significantly
(margins improve 120 basis points)

Finishing: base revenues +1% in Q2

ITW 2003 Forecast

                                                               Mid      %F(U)
                                              Low     High    Point      2002
3rd Quarter                                  -----   -----    -----     -----
   Base Revenues                                -5%     -1%      -3%
   Income Per Share-Diluted                  $0.77   $0.87    $0.82        4%

Full Year
   Base Revenues                                -4%     -2%      -3%
   Income Per Share-Diluted                  $3.12   $3.32    $3.22        7%

ITW 2003 Forecast Key Assumptions

Exchange rates hold at June 30, 2003 levels

Acquired revenues in the $200 to $600 million range

Restructuring cost of $55 to $60 million

No further goodwill or intangible impairment cost for the balance of the year

No significant mark-to-market adjustments in Leasing and Investments

Tax rate of 35%

ITW Conference Call - Q and A - Second Quarter 2003